UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
______________________________________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 31, 2023

KADANT INC.
(Exact name of registrant as specified in its charter)

Commission file number 001-11406

Delaware	52-1762325
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)
One Technology Park Drive
Westford, Massachusetts 01886
(Address of principal executive offices, including zip code)
(978) 776-2000
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value	KAI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

KADANT INC.
Item 2.02 Results of Operations and Financial Condition.

On October 31, 2023, Kadant Inc. (the “Company”) announced its financial results for the fiscal quarter ended September 30, 2023. The full text of the press release issued in connection with the announcement is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 7.01 Regulation FD Disclosure.

On November 1, 2023, the Company will hold a webcast and conference call to discuss its financial results for the fiscal quarter ended September 30, 2023. A copy of the slides that will be presented on the webcast and discussed in the conference call is furnished as Exhibit 99.2 to this Current Report on Form 8-K.

The information in Item 2.02 and Item 7.01 of this Form 8-K (including Exhibits 99.1 and 99.2) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits
The following exhibits relating to Item 2.02 and Item 7.01 shall be deemed to be furnished and not filed.

Exhibit
No.	Description of Exhibits

99.1	Press Release issued by the Company on October 31, 2023 announcing its financial results.

99.2	Slides to be presented by the Company on November 1, 2023.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

KADANT INC.
SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KADANT INC.

Date: October 31, 2023	By	/s/ Michael J. McKenney
Michael J. McKenney Executive Vice President and Chief Financial Officer
3